================================================================================

                               ------------------
                                  ANNUAL REPORT
                               ------------------
                                February 28, 1999
                               ------------------

                                       The
                                   Value Line
                                   Tax Exempt
                                   Fund, Inc.





                                     [LOGO]
                                   ----------
                                   VALUE LINE
                                     No-Load
                                     Mutual
                                     Funds

The Value Line Tax Exempt Fund, Inc.

                                                               To Our Value Line

--------------------------------------------------------------------------------

To Our Shareholders:

During the past year ended February 28, 1999, the prices of fixed-income securities have increased as interest rates have declined. Long-term, tax-exempt interest rates, as measured by the Bond Buyer's 40-Bond Index, dropped from 5.24% on February 28, 1998 to 5.17% on February 28, 1999. During this same period, long-term taxable rates, as measured by the 30-year Treasury bond, declined from 5.92% to 5.58%. Low inflation in spite of continued solid economic growth is the major factor contributing to this decline in interest rates. Expectations of slower economic growth, continued low inflation, and a weak worldwide economy are keeping rates low. During 1998, the Federal Reserve reduced interest rates, in quick succession, a total of 0.75 percentage points from 5.50% on September 29, 1998 to 4.75% on November 17, 1998 in response to the Russian financial crisis, a hedge fund crisis, and fears of a significant economic slowdown in this country. Subsequently, the Federal Reserve has held rates constant. While interest rates declined in 1998, there was significant volatility between the high yield of 6.08% on April 29, 1998 and the low yield of 4.72% on October 5, 1998 as measured by the 30-year Treasury bond. Currently, the 30-year Treasury bond is yielding around 5.50% as the market is anticipating less of an economic slowdown and a lower probability that the Federal Reserve will reduce rates further.

During the past year, the return before taxes of taxable bonds have outperformed tax-exempt bonds. For the twelve months ended February 28, 1999, the Lehman Brothers Aggregate Bond Index increased to 6.27% compared to 6.15% for the Lehman Brothers Municipal Bond Index. The great demand for U.S. government and corporate bonds, the near record issuance of tax-exempt bonds in 1998, and the strong demand for stocks have contributed to the underperformance of tax exempts. Currently, the ratio of tax-exempt yields to Treasury yields is at the high end of its historical range. A 30-year triple A rated tax-exempt bond yields 5.01% which is 88.8% of the 5.64% yield of the 30-year Treasury bond. A 5.01% tax-exempt yield is equivalent to an 8.29% taxable yield for individuals in the 39.6% tax bracket. At these levels, municipal bonds are very attractive compared to taxable securities.

High-Yield Portfolio

The primary objective of the Value Line Tax Exempt High-Yield Portfolio is to provide investors with the maximum income exempt from federal income taxes, while avoiding undue risk to principal. For the year ended February 28, 1999, the Portfolio's total return was 4.88%. Since its inception in March, 1984, the total return for the High-Yield Portfolio, assuming the reinvestment of all dividends over that period, was 226.95%. This is equivalent to an average annual total return of 8.25%. The Portfolio's SEC yield as of February 28, 1999 was 4.27% and significantly exceeded the average SEC yield of 3.79% for all general municipal bond funds ranked by Lipper Analytical Services.

Your Portfolio's total return for the year ended February 28, 1999 was 4.88% compared to 6.15% for the Lehman Brothers Municipal Bond Index during the same time period. The Portfolio's performance is below the Index because the total return of the Index does not reflect expenses which are deducted from the
Portfolio's total return and because of the high concentration in housing-revenue bonds, which under performed the Index. However, the housing-revenue sector is a major contributor to the Portfolio's above average SEC yield.

Your Portfolio's management continues to emphasize bonds with high credit ratings and with call protection in order to maintain and maximize shareholder income without sacrificing safety of principal. Over 95% of the Portfolio's bonds are rated A or better by the major credit agencies, such as Moody's Investors Service and Standard & Poor's Corporation. In addition, 25% of the
Portfolio is invested in high-coupon, non-callable bonds. The Portfolio's highest concentrations of investments are in the insured, housing-revenue, and pre-refunded sectors. Management continually monitors the Portfolio's duration* and expects to maintain the duration within a range that is close to the Lehman Brothers Municipal Bond Index.

Money Market Portfolio

The objective of the Tax Exempt Money Market Portfolio is to preserve principal by investing in high-quality, tax-exempt short-term securities that have a high degree of liquidity so as to ensure a constant net asset value of $1.00 per share. The Portfolio consists only of securities that carry the highest two ratings of the major credit-rating agencies. The 7-day average yield was 2.09% as of February 26, 1999, which is equivalent to a 3.46% taxable yield for those in the 39.6% tax bracket.


--------------------------------------------------------------------------------
2

                                            The Value Line Tax Exempt Fund, Inc.

Tax Exempt Fund Shareholders
--------------------------------------------------------------------------------

All short-term rates declined in the year ended February 28, 1999. Short-term, tax-exempt rates, as measured by the Bond Buyer's One-Year Note Index, decreased from 3.56% on February 26, 1998 to 2.88% on February 25, 1999. During this same period of time, the yield on one-year taxable Treasury bills decreased from 5.40% to 4.85%.

The municipal bond market is one of the most fragmented and complex sectors of the American capital markets. We believe that most investors seeking tax-free income are best served by a mutual fund, whose advantages include professional management, diversification, liquidity, low transaction costs, accurate record-keeping, automatic reinvestment of dividends, and availability in small-dollar amounts. In addition to these features, The Value Line Tax Exempt Fund has the additional advantage of carrying no sales or redemption fees; it is a true no-load fund. We thank you for your continued confidence in Value Line, and we look forward to serving your investment needs in the future.

                                                      Sincerely,


                                                      Jean Bernhard Buttner
                                                      Chairman and President

March 28, 1999

--------------------------------------------------------------------------------
*Duration (here referring to the effective duration) is a statistical term used to measure the price sensitivity of a bond index, or portfolio to changes in interest rates. The higher the duration, the greater the price change accompanying any change in interest rates. For example, if a fund has a modified duration of seven (years), the price of the fund would be expected to rise or fall 7% for every 1.0 percentage point drop or rise, respectively, in interest rates. Prices move in the opposite direction from interest rates.

The Lehman Brothers Municipal Bond Index is a total-return performance benchmark for the long-term, investment-grade, tax-exempt bond market. Investment-grade bonds are rated Baa or higher by Moody's or BBB or higher by Standard & Poor's. Returns and attributes for the Index are calculated semi-monthly using approximately 25,000 municipal bonds, which are priced by Muller Data Corporation. The returns for the Index do not reflect expenses, which are deducted from the Fund's returns. The modified duration of the Lehman Brothers Municipal Bond Index, as of February 28, 1999 was 7.20.

Economic Observations

Sustained growth and low inflation remain the dominant themes in the U.S. economy at this time. This enviable showing is underscored by reports indicating further strength in personal income and consumer spending along with modest gains in manufacturing. Such trends suggest that the economy will grow by a solid 2.5%-3.0% in the second quarter of this year. At the same time, inflation remains low, with producer and consumer price increases averaging 2%, or less, overall, and with certain industrial sectors finding it difficult to implement price increases. In selected instances, prices are actually falling.

We believe this altogether favorable economic and inflation pattern will continue in the second half, with growth averaging 2.0%-2.5% for much of this time. Our sense, as well, is that the economic crisis now afflicting parts of Asia and Latin America will recede gradually over the next year. The Federal Reserve, encouraged by this benign state of affairs, will probably maintain its current monetary stance over the next few months, at least. Any subsequent adjustment in interest rates will probably be modest, given the continuing absence of excesses in growth or inflation.


--------------------------------------------------------------------------------

The Value Line Tax Exempt Fund, Inc.

--------------------------------------------------------------------------------

The following graph compares the performance of The Value Line Tax Exempt Fund High-Yield Portfolio to that of the Lehman Brothers Municipal Bond Index. The Value Line Tax Exempt Fund High-Yield Portfolio is a professionally managed mutual fund, while the Index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

           COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE
             VALUE LINE TAX EXEMPT FUND HIGH-YIELD PORTFOLIO AND THE
                      LEHMAN BROTHERS MUNICIPAL BOND INDEX


[THE FOLLOWING TABLE WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

               Value Line Tax Exempt
                 Fund High-Yield                            Lehman Brothers
                   Portfolio                             Municipal Bond Index
               ---------------------                     --------------------
02/89               10,000                                       10,000
05/89               10,306                                       10,425
08/89               10,453                                       10,606
11/89               10,645                                       10,891
02/90               10,787                                       11,026
05/90               10,925                                       11,188
08/90               10,969                                       11,286
11/90               11,376                                       11,729
02/91               11,586                                       12,042
05/91               11,946                                       12,315
08/91               12,217                                       12,617
11/91               12,480                                       12,933
02/92               12,831                                       13,245
05/92               13,113                                       13,524
08/92               13,599                                       14,026
11/92               13,673                                       14,229
02/93               14,502                                       15,068
05/93               14,557                                       15,143
08/93               15,102                                       15,737
11/93               15,090                                       15,807
02/94               15,136                                       15,902
05/94               14,603                                       15,517
08/94               14,772                                       15,759
11/94               13,950                                       14,976
02/95               15,233                                       16,202
05/95               15,822                                       16,931
08/95               15,954                                       17,156
11/95               16,537                                       17,807
02/96               16,687                                       17,991
05/96               16,422                                       17,704
08/96               16,760                                       18,055
11/96               17,407                                       18,854
02/97               17,498                                       18,982
05/97               17,670                                       19,170
08/97               18,155                                       19,724
11/97               18,560                                       20,205
02/98               19,029                                       20,717
05/98               19,222                                       20,969
08/98               19,602                                       21,430
11/98               19,835                                       21,773
02/99               19,959                                       21,991

                   (Period covered is from 3/1/89 to 2/28/99)

Performance Data:
                          Average Annual Total Returns

                              High-Yield Portfolio                                   Money Market Portfolio
                              12/31/98     2/28/99                                    12/31/98    2/28/99
                               -------     ------                                      -------    ------
 1 year ended.................  5.46%       4.88%        1 year ended................   2.47%      2.39%
 5 years ended................  5.23%       5.69%        5 years ended...............   2.53%      2.55%
10 years ended................  7.23%       7.15%       10 years ended...............   3.21%      3.15%

The performance data quoted represent past performance and are no guarantee of future performance. The average annual total return and growth of an assumed investment of $10,000 includes dividends reinvested and capital gains distributions accepted in shares. The investment return and principal value of an investment will fluctuate so that an investment, when redeemed, may be worth more or less than its original cost.


--------------------------------------------------------------------------------
4

                                            The Value Line Tax Exempt Fund, Inc.



Schedule of Investments                                       February 28, 1999
--------------------------------------------------------------------------------

  Principal                                                                     Rating
   Amount                           High-Yield Portfolio                      (Unaudited)     Value
--------------------------------------------------------------------------------------------------------
LONG-TERM MUNICIPAL SECURITIES (94.4%)

             Alabama (.7%)
 $1,250,000  Colbert County-Northwest, Health Care Authority,
               Hospital Revenue Refunding, Helen Keller Hospital, 8.75%, 6/1/09.  Baa        $ 1,334,012

             Alaska (.9%)
             Housing Finance Corp.:
     90,000    Collateral Mortgage Obligation, Veteran's 1st Ser.,
                 Veteran's Mortgage Program, 7.45%, 12/1/29.....................  Aaa             92,710
  1,500,000    Mortgage Revenue, Refunding, Ser. A-1, 5.50%, 12/1/17............  Aaa          1,541,595
                                                                                             -----------
                                                                                               1,634,305

             Arizona (4.2%)
             Maricopa County, Industrial Development Authority:
  3,355,000    Multi-Family Housing, Multi-Family Housing Revenue,
                 Ser. A, 5.10%, 1/1/33..........................................  Aaa          3,403,614
  3,895,000    Single-Family Housing, Single Family Housing Revenue,
                 Ser. B, 4.75%, 12/1/30.........................................  Aaa          4,198,732
                                                                                             -----------
                                                                                               7,602,346

             California (1.5%)
  2,675,000  Pleasant Hill, Redevelopment Agency, Residential Mortgage Revenue,
               Refunding, 5.75%, 8/1/11.........................................  AA*          2,771,273

             Colorado (2.6%)
  4,055,000  Denver, City & County, Single Family Mortgage Revenue,
               7.00%, 8/1/10....................................................  Aaa          4,713,654

             Florida (4.7%)
  2,000,000  Duval County, Housing Finance Agency, Single Family Mortgage
               Revenue, 5.20%, 10/1/19..........................................  Aaa          1,989,880
  6,500,000  Sunrise, Utility System Revenue, Refunding, 5.00%, 10/1/28.........  Aaa          6,507,735
                                                                                             -----------
                                                                                               8,497,615

             Georgia (.1%)
     85,000  Residential Finance Authority, Single Family Insured Mortgage
               Revenue, Subser.  C-1, 8.00%, 12/1/16............................  Aa2             87,637

             Hawaii (4.2%)
  4,000,000  Department of Budget and Finance, Special Purpose Mortgage Revenue,
               Kapiolani Health Care System, 6.40%, 7/1/13......................  Aaa          4,598,760
  2,955,000  Housing Finance & Development Corp.,
               Single Family Mortgage Revenue, Ser. A, 5.40%, 7/1/30............  Aa1          2,972,228
                                                                                             -----------
                                                                                               7,570,988

--------------------------------------------------------------------------------

The Value Line Tax Exempt Fund, Inc.


Schedule of Investments
--------------------------------------------------------------------------------

  Principal                                                                     Rating
   Amount                           High-Yield Portfolio                      (Unaudited)     Value
--------------------------------------------------------------------------------------------------------
             Illinois (1.7%)
             Chicago, Single Family Mortgage Revenue, Collateralized, Ser. C-1:
 $1,500,000    4.85%, 3/1/15....................................................  Aaa        $ 1,498,335
  1,500,000    6.30%, 9/1/29....................................................  Aaa          1,640,805
                                                                                             -----------
                                                                                               3,139,140

             Indiana (2.1%)
  3,000,000  Office Building Commission, Capital Complex, Revenue,
               Ser. B, 7.40%, 7/1/15............................................  Aaa          3,882,780

             Iowa (2.9%)
  1,320,000  Finance Authority, Single Family, Revenue Mortgage,
               Ser. B, 7.45%, 7/1/23............................................  Aaa          1,388,020
  3,305,000  Muscatine, Electric Revenue, 6.70%, 1/1/13.........................  Aaa          3,872,964
                                                                                             -----------
                                                                                               5,260,984

             Louisiana (3.0%)
  3,210,000  Public Facilities Authority, Hospital Revenue, Refunding,
               Franciscan Missionaries, Ser. A, 5.50%, 7/1/12...................  Aaa          3,449,049
  2,000,000  East Baton Rouge, Mortgage Finance Authority, Single Family,
               Revenue Refunding, Ser. B-2, 5.00%, 4/1/21.......................  Aaa          2,022,040
                                                                                             -----------
                                                                                               5,471,089

             Maine (2.3%)
  3,635,000  Health & Higher Educational Facilities Authority, Revenue,
               Ser. B, 4.875%, 7/1/23...........................................  AAA*         3,472,661
    110,000  Housing Authority, Mortgage Purchase Program,
               Ser. D-4, 7.55%, 11/15/19........................................  Aa2            112,763
    500,000  State Street Housing Preservation Corp., Multi Family
               Housing Revenue, 100 State Street Project,
               Ser. A, 7.50%, 1/1/19............................................  A*             536,320
                                                                                             -----------
                                                                                               4,121,744

             Massachusetts (2.4%)
  1,000,000  Health & Educational Facilities Authority, Revenue,
               Caritas Christi Ogligated Group, Ser. A, 5.70%, 7/1/15...........  Baa2           996,760
  3,300,000  Housing Finance Agency, Housing Revenue, Single Family,
               Ser. 63, 5.15%, 12/1/12..........................................  Aaa          3,339,105
                                                                                             -----------
                                                                                               4,335,865


--------------------------------------------------------------------------------
6

                                            The Value Line Tax Exempt Fund, Inc.



                                                              February 28, 1999
--------------------------------------------------------------------------------

  Principal                                                                     Rating
   Amount                           High-Yield Portfolio                      (Unaudited)     Value
--------------------------------------------------------------------------------------------------------

             Michigan (2.8%)
             Housing Development Authority:
 $1,960,000    Rental Housing Revenue, Ser. B, 4.15%, 10/1/07...................  Aaa        $ 1,954,316
               Single Family Mortgage Revenue:
  1,000,000      Ser. D, 5.55%, 12/1/12.........................................  Aaa          1,036,000
  2,000,000      Ser. C, 5.95%, 12/1/14.........................................  AA+*         2,102,880
                                                                                             -----------
                                                                                               5,093,196

             Minnesota (1.5%)
  2,535,000  Housing Finance Agency, Refunding, Rental Housing,
               Ser. D, 5.80%, 8/1/11............................................  Aaa          2,666,338

             Missouri (2.6%)
  2,250,000  Housing Development Commission, Single Family Mortgage
               Revenue, Ser. E-1, 6.45%, 9/1/29.................................  AAA*         2,460,082
  2,100,000  St. Louis County, Refunding & Improvements,
               Ser. B, 5.30%, 2/1/08............................................  Aaa          2,206,050
                                                                                             -----------
                                                                                               4,666,132

             Nebraska (1.2%)
  2,145,000  Investment Finance Authority, Single Family Mortgage Revenue,
               Ser. A, 5.977%, 9/1/16...........................................  Aaa          2,256,411

             New Hampshire (.1%)
    135,000  Housing Finance Authority, Single Family Residential Mortgage,
               Ser.B, 7.75%, 7/1/23.............................................  Aa3            142,923

             New York (6.5%)
             New York City:
    175,000    General Obligations, Ser. F, 8.20%, 11/15/04.....................  A3             197,264
  1,750,000    Transitional Finance Authority, Revenue, Future Tax Secured,
                 Ser. B, 5.125%, 11/1/11+.......................................  Aa3          1,846,757
             New York State:
  2,950,000    Long Island Power Authority, Electric System Revenue,
                 Subser.  8F, 5.00%, 4/1/11.....................................  Aaa          3,078,708
               Medical Care Facilities Finance Agency:
  3,250,000      Hospital and Nursing Home, Mortgage Revenue,
                   Ser. D, 6.35%, 2/15/12.......................................  Aa2          3,622,678
  2,000,000      Presbyterian Hospital, Revenue, Ser. A, 5.375%, 2/15/25........  Aaa          2,041,280
  1,050,000    Mortgage Agency, Revenue, Homeowner Mortgage,
                 Ser. HH-3, 7.95%, 4/1/22.......................................  Aa2          1,094,068
                                                                                             -----------
                                                                                              11,880,755


--------------------------------------------------------------------------------
                                                                               7

The Value Line Tax Exempt Fund, Inc.



Schedule of Investments
--------------------------------------------------------------------------------

  Principal                                                                     Rating
   Amount                           High-Yield Portfolio                      (Unaudited)     Value
--------------------------------------------------------------------------------------------------------



             North Carolina (1.0%)
  $ 805,000  Housing Finance Agency, Ser. U, 6.375%, 9/1/22.....................  Aa2          $ 830,358
  1,000,000  New Hanover County, Hospital Revenue, New Hanover Regional
               Medical Center Project, 5.00%, 10/1/28...........................  Aaa            974,330
                                                                                             -----------
                                                                                               1,804,688

             Ohio (1.7%)
  3,100,000  Housing Finance Agency, Residential Mortgage Revenue,
               Ser. A-1, 4.35%, 9/1/07..........................................  AAA*         3,093,428

             Oregon (2.3%)
  1,500,000  Department of Administrative Services, Lottery Revenue,
               Educational Projects, Ser. A, 4.00%, 4/1/03......................  Aaa          1,514,640
  2,695,000  Eugene, Trojan Nuclear Project, Revenue, 5.90%, 9/1/09.............  Aa1          2,775,850
                                                                                             -----------
                                                                                               4,290,490

             Rhode Island (2.0%)
             Housing and Mortgage Finance Corp., Homeownership Opportunity:
  1,000,000    Ser. 3-A, 7.80%, 10/1/10.........................................  Aa2          1,052,970
  2,500,000    Ser. 21-C, 5.65%, 10/1/20........................................  Aa2          2,569,550
                                                                                             -----------
                                                                                               3,622,520

             South Carolina (1.9%)
  2,000,000  Charleston County, Revenue, Care Alliance Health Services,
               Ser. A, 5.125%, 8/15/16..........................................  Aaa          2,040,580
  1,450,000  Three Rivers, Solid Waste Authority, Solid Waste Disposal Facilities,
               Revenue, 5.30%, 1/1/27...........................................  Aaa          1,475,506
                                                                                             -----------
                                                                                               3,516,086

             South Dakota (2.2%)
             Housing Development Authority, Homeownership Mortgage:
  1,405,000    Ser. A, 5.40%, 5/1/14............................................  Aa1          1,449,834
  2,425,000    Ser. J, 5.50%, 5/1/10............................................  Aa1          2,489,456
                                                                                             -----------
                                                                                               3,939,290

             Tennessee (1.9%)
  3,270,000  Johnson City, Health & Educational Facilities Board, Medical Center,
               Revenue, Refunding, Ser. C, 5.50%, 7/1/13........................  AAA*         3,533,464


--------------------------------------------------------------------------------
8

                                            The Value Line Tax Exempt Fund, Inc.



                                                              February 28, 1999
--------------------------------------------------------------------------------

  Principal                                                                     Rating
   Amount                           High-Yield Portfolio                      (Unaudited)     Value
--------------------------------------------------------------------------------------------------------
             Texas (16.2%)
 $2,395,000  Austin, Higher Education Authority Inc., Revenue,
               Saint Edwards University Project, 5.25%, 8/1/23..................  Baa3       $ 2,308,732
  5,965,000  Brazos River Authority, Pollution Control Revenue, Refunding,
               Houston Lighting & Power Co. Project, 5.05%, 11/1/18.............  Aaa          5,957,186
  3,000,000  Brownsville, Utility System, Revenue, 6.25%, 9/1/14................  Aaa          3,493,620
  1,000,000  Department of Housing & Community Affairs,
               Residential Mortgage Revenue, Ser. A, 5.25%, 7/1/18..............  Aaa          1,001,680
  5,035,000  Harris County, Hospital District, Mortgage Revenue, 7.40%, 2/15/10.  Aaa          6,083,690
  5,980,000  Houston, Independant School District, Capital Appreciation,
               Ser. A, zero coupon, 2/15/14.....................................  Aaa          2,792,002
  3,000,000  Lubbock, Housing Finance Corp., Single Family Mortgage Revenue,
               Refunding, Ser. A, 8.00%, 10/1/21................................  AAA*         4,154,070
    800,000  Travis County, Health Facilities Development Corp.,
               Hospital Revenue, Daughters of Charity, 5.90%, 11/15/07..........  Aa2            866,584
             Veterans Housing Assistance:
    460,000    Ser. B-4, 6.20%, 12/1/14.........................................  Aa2            477,544
  2,230,000    Ser. II-D, 5.65%, 12/1/14 .......................................  Aa2          2,306,846
                                                                                             -----------
                                                                                              29,441,954

             Utah (2.2%)
  1,000,000  Associated Municipal Power System, Revenue Refunding,
               San Juan Project, 5.00%, 6/1/22..................................  Aaa            975,750
             Housing Finance Agency, Single Family Mortgage:
    195,000    Ser. C-3, 7.55%, 7/1/23..........................................  AAA*           204,943
    460,000    Ser. D-3, 7.55%, 7/1/23..........................................  AAA*           483,971
  2,250,000    Ser. E-1, 5.45%, 7/1/20..........................................  Aa2          2,268,788
                                                                                             -----------
                                                                                               3,933,452

             Virginia (3.2%)
  2,000,000  Hanover County, Industrial Development Authority,
               Memorial Regional Medical Center Project, 6.375%, 8/15/18........  Aaa          2,361,820
  3,500,000  Pocahontas Parkway Association, Route 895,
               Connector Toll Road Revenue, Ser. A, 5.50%, 8/15/28..............  Baa3         3,464,650
                                                                                             -----------
                                                                                               5,826,470

             Washington (1.7%)
  3,090,000  Chelan County, Public Utilities District No. 001, Consolidated
               Revenue, Chelan Hydro Division I, Ser. B, 5.00%, 7/1/33..........  Aa3          3,137,431


--------------------------------------------------------------------------------
                                                                               9

The Value Line Tax Exempt Fund, Inc.



Schedule of Investments
--------------------------------------------------------------------------------

  Principal                                                                     Rating
   Amount                           High-Yield Portfolio                      (Unaudited)     Value
--------------------------------------------------------------------------------------------------------

             Wisconsin (7.0%)
             Health and Educational Facilities Authority, Revenue:
 $2,000,000    Aurora Health Care Inc., 5.25%, 8/15/17..........................  Aaa        $ 2,030,560
  3,100,000    United Health Group Inc, 5.25%, 12/15/27.........................  Aaa          3,081,524
             Housing and Economic Development Authority:
  4,490,000    Home Ownership Revenue, Ser. D, 5.45%, 9/1/27....................  Aa2          4,531,308
  3,000,000    Housing Revenue, Refunding, Ser. C, 5.80%, 11/1/13...............  Aaa          3,128,880
                                                                                            ------------
                                                                                              12,772,272
             Wyoming (3.1%)
             Community Development Authority, Housing Revenue:
  2,750,000    Ser. 4, 5.70%, 6/1/17............................................  Aa2          2,855,022
  2,800,000    Ser. 7, 4.90%, 12/1/17...........................................  Aa2          2,840,544
                                                                                            ------------
                                                                                               5,695,566
                                                                                            ------------
             TOTAL LONG-TERM MUNICIPAL SECURITIES
               (Cost $167,264,206)  ............................................             171,736,298
                                                                                            ------------


SHORT-TERM MUNICIPAL SECURITIES (5.8%)
  2,500,000  Brazos River Authority, Texas, Pollution Control Revenue,
               Refunding, Ser. A, 3.35%, 3/1/26.................................  VMIG-1(1)    2,500,000
  4,500,000  Gulf Coast Waste Disposal Authority, Texas, Environmental
               Facilities Revenue, Amoco Oil Co. Project, 3.35%, 1/1/26.........  A-1+*(1)     4,500,000
             New York City, General Obligations:
    800,000    Subser. B-4, 3.30%, 8/15/22......................................  VMIG-1(1)      800,000
  2,900,000    Subser. B-10, 2.70%, 8/15/24.....................................  VMIG-1(2)    2,900,000
                                                                                            ------------
             TOTAL SHORT-TERM MUNICIPAL SECURITIES
               (Cost $10,700,000)  .............................................              10,700,000
                                                                                            ------------
             TOTAL MUNICIPAL SECURITIES (100.2%)
               (Cost $177,964,206) .............................................             182,436,298
             EXCESS OF LIABILITIES OVER CASH AND
               OTHER ASSETS (-.2%) .............................................                (419,012)
                                                                                            ------------
             NET ASSETS (100.0%) ...............................................            $182,017,286
                                                                                            ============
             NET ASSET VALUE, OFFERING AND REDEMPTION PRICE,
               PER OUTSTANDING SHARE  ..........................................                  $10.80
                                                                                            ============


Rated by Moody's Investors Service except for those marked by an asterisk (*) which are rated by Standard & Poor's.

Variable rate notes are considered short-term obligations. Interest rates change periodically every (1) 1 day or (2) 7 days. These securities are payable on demand on interest rate refix dates and are secured by either letters of credit or other credit support agreements from banks. The rates listed are as of February 28, 1999.

+ When issued security.


See Notes to Financial Statements.
--------------------------------------------------------------------------------
10

                                            The Value Line Tax Exempt Fund, Inc.



                                                              February 28, 1999
--------------------------------------------------------------------------------

  Principal                                                                     Rating
   Amount                           Money Market Portfolio                    (Unaudited)     Value
--------------------------------------------------------------------------------------------------------
SHORT-TERM MUNICIPAL SECURITIES (98.8%)

             Arizona (3.3%)
  $ 500,000  Maricopa County, Pollution Control Revenue, Refunding,
               Arizona Public Service Co., Ser. B, 3.25%, 5/1/29................  P-1(1)       $ 500,000

             District of Columbia (4.6%)
    700,000  General Obligation, Refunding, Ser. A-1, 3.35%, 10/1/07............  VMIG-1(1)      700,000

             Georgia (2.3%)
    350,000  General Obligation, Ser. B, 6.30%, 3/1/99..........................  Aaa            350,000

             Illinois (6.6%)
    600,000  Southwestern Development Authority, Solid Waste Disposal Revenue,
               Shell Oil Co., Wood River Project, 3.30%, 8/1/21.................  VMIG-1(1)      600,000
    405,000  Wabash County, Community United School
               District No. 348, 4.25%, 12/1/99.................................  Aaa            407,982
                                                                                             -----------
                                                                                               1,007,982

             Indiana (4.2%)
    645,000  Munster, School Building Corp.,
               First Mortgage Refunding, 3.65%, 7/5/99..........................  AAA*           645,000

             Louisiana (11.8%)
    500,000  General Obligation, Ser. A, 6.25%, 8/1/99..........................  Aaa            505,009
    700,000  Lake Charles Parish, Harbor and Terminal District,
               Port Facilities Revenue, Refunding, 3.30%, 11/1/11...............  Aa1(1)         700,000
    600,000  Saint Charles Parish, Pollution Control Revenue,
               Shell Oil Co. Project, Ser. A, 3.30%, 10/1/22....................  VMIG-1(1)      600,000
                                                                                             -----------
                                                                                               1,805,009

             Michigan (13.0%)
    500,000  Delta County, Economic Development Corp.,
               Environmental Improvement Revenue, Refunding,
                 Mead Escanabia Paper, Ser. C, 3.10%, 12/1/23...................  P-1(1)         500,000
    775,000  Detroit, Building Authority Revenue, Parking & Arena System,
               Ser. A, 4.50%, 7/1/99............................................  Aaa            776,883
    700,000  Strategic Fund, Pollution Control Revenue, Refunding,
               Consumers Power Project, Ser. A, 3.25%, 4/15/18..................  P-1(1)         700,000
                                                                                             -----------
                                                                                               1,976,883

             Mississippi (4.6%)
    700,000  Jackson County, Port Facility Revenue, Refunding,
               Chevron USA, Inc. Project, 3.25%, 6/1/23.........................  P-1(1)         700,000


--------------------------------------------------------------------------------
                                                                              11

The Value Line Tax Exempt Fund, Inc.



Schedule of Investments
--------------------------------------------------------------------------------

  Principal                                                                     Rating
   Amount                           Money Market Portfolio                    (Unaudited)     Value
--------------------------------------------------------------------------------------------------------

             New York (6.1%)
  $ 500,000  Dormitory Authority, Revenue, Terence Cardinal Cooke
               Health Care Center, 4.00%, 7/1/99................................  Aa3          $ 501,400
    330,000  Franklin County, Industrial Development Agency,
               Civic Facility Revenue, Alice Hyde Hospital Association Project,
                 4.00%, 10/1/99.................................................  AA*            330,938
    100,000  New York City, General Obligations, Subser. A-8, 3.15%, 8/1/18.....  VMIG-1(1)      100,000
                                                                                             -----------
                                                                                                 932,338

             Ohio (4.6%)
    700,000  Franklin County, Hospital Revenue,
               Holy Cross Health System Corp., 4.25%, 6/1/99....................  Aaa            700,768

             Oregon (4.6%)
    700,000  Housing and Community Services Department, Mortgage Revenue,
               Single Family Mortgage Program, Ser. F, 3.65%, 8/31/99...........  MIG-1          700,000

             Pennsylvania (2.0%)
    300,000  Chester County, General Obligation, 4.95%, 12/15/99................  Aa2            300,382

             South Carolina (2.6%)
    400,000  Florence County, Solid Waste Disposal & Wastewater Treatment
               Facilities, Revenue, Roche Carolina Inc. Project, 3.35%, 4/1/28..  A-1+*(1)       400,000

             Texas (14.3%)
    400,000  Austin, Public Property Finance Contractual Obligation,
               4.30%, 5/1/99....................................................  Aa2            400,304
    300,000  Brazos River Authority, Pollution Control Revenue, Refunding,
               Ser. A, 3.35%, 3/1/26............................................  VMIG-1(1)      300,000
    290,000  Coastal Bend, Health Facilities Development Corp.,
               Incarnate World Health System, Revenue, Ser. A, 3.25%, 11/15/99..  Aaa            290,000
    600,000  Harris County, Health Facilities Development Corp.,
               Special Facilities Revenue, Texas Medical Center Project,
                 3.60%, 2/15/22.................................................  VMIG-1(1)      600,000
    600,000  Trinity River Authority, Pollution Control Revenue,
               Texas Utilities Electric Co. Project, Ser. A, 3.35%, 3/1/26......  VMIG-1(1)      600,000
                                                                                             -----------
                                                                                               2,190,304

             Utah (3.3%)
    500,000  Emery County, Pollution Control Revenue, Refunding,
               Pacificorp Project, 3.30%, 11/1/24...............................  VMIG-1(1)      500,000


--------------------------------------------------------------------------------
12

                                            The Value Line Tax Exempt Fund, Inc.



                                                              February 28, 1999
--------------------------------------------------------------------------------

  Principal                                                                     Rating
   Amount                           Money Market Portfolio                    (Unaudited)     Value
--------------------------------------------------------------------------------------------------------

             Washington (7.6%)
  $ 250,000  Aberdeen, Special Revenue, Stafford Creek Correction Center Project,
               4.00%, 11/1/99...................................................  Aaa          $ 251,307
    500,000  Health Care Facilities Authority, Revenue, Empire Health Services,
               Spokane, 5.00%, 11.0/1/99........................................  Aaa            505,821
    400,000  Higher Education Facilities Authority, Revenue, Refunding,
               Whitworth College Project, 3.25%, 10/1/99........................  Aaa            400,000
                                                                                             -----------
                                                                                               1,157,128

             Wyoming (3.3%)
    500,000  Lincoln County, Pollution Control Revenue, Exxon Project,
               Ser. C, 3.15%, 7/1/17............................................  Aaa(1)         500,000
                                                                                             -----------

             TOTAL SHORT-TERM MUNICIPAL SECURITIES (98.8%)
               (Cost $15,065,794) ..............................................              15,065,794

             CASH AND OTHER ASSETS IN EXCESS OF
               LIABILITIES (1.2%) ..............................................                 190,288
                                                                                             -----------

             NET ASSETS (100.0%) ...............................................             $15,256,082
                                                                                             ===========

             NET ASSET VALUE, OFFERING AND REDEMPTION PRICE,
               PER OUTSTANDING SHARE ...........................................                   $1.00
                                                                                             ===========


Rated by Moody's Investors Service except for those marked by an asterisk (*) which are rated by Standard & Poor's.

Variable rate notes are considered short-term obligations. Interest rates change periodically every (1) 1 day. These securities are payable on demand on interest rate refix dates and are secured by either letters of credit or other credit support agreements from banks. The rates listed are as of February 28, 1999.



See Notes to Financial Statements.
--------------------------------------------------------------------------------
                                                                              13

The Value Line Tax Exempt Fund, Inc.


Statement of Assets and Liabilities
at February 28, 1999
--------------------------------------------------------------------------------

                                                               Portfolio
                                                        -----------------------
                                                          High-        Money
                                                          Yield        Market
                                                        -----------------------
                                                         (Dollars in thousands
                                                            except per share
                                                                 amount)
Assets:
Investment securities at value
  (Cost $177,964 and
  amortized cost $15,066) .......................       $182,436       $ 15,066
Cash ............................................             --            187
Receivable for securities sold ..................          5,218             --
Interest receivable .............................          1,989             89
Receivable for capital shares sold ..............             16             28
                                                        --------       --------
      Total Assets ..............................        189,659         15,370
                                                        --------       --------
Liabilities:
Payable for securities purchased ................          6,315             --
Payable for bank overdraft ......................            909             --
Dividends payable to shareholders ...............            229             --
Payable for capital shares
  repurchased ...................................              5             51
Accrued expenses:
  Advisory fee ..................................             70              6
  Other .........................................            114             57
                                                        --------       --------
      Total Liabilities .........................          7,642            114
                                                        --------       --------
Net Assets ......................................       $182,017       $ 15,256
                                                        ========       ========
Net Assets:
Capital stock at $.01 par value
  (Authorized 65,000,000 shares
  and 125,000,000 shares
  respectively; outstanding
  16,851,419 shares and
  15,292,218 shares,
  respectively) .................................       $    169       $    153
Additional paid-in capital ......................        176,409         15,140
Undistributed net investment
  income ........................................             48              1
Accumulated net realized gain
  (loss) on investments .........................            918            (38)
Unrealized net appreciation of
  investments ...................................          4,473             --
                                                        --------       --------
Net Assets ......................................       $182,017       $ 15,256
                                                        ========       ========
Net Asset Value, Offering and
  Redemption Price, per
  Outstanding Share .............................       $  10.80       $   1.00
                                                        ========       ========


Statement of Operations
for the Year Ended February 28, 1999
--------------------------------------------------------------------------------


                                                             Portfolio
                                                        -----------------------
                                                          High-        Money
                                                          Yield        Market
                                                        -----------------------
                                                         (Dollars in thousands)
Investment Income:
Interest .....................................         $ 9,864          $   572
                                                       -------          -------
Expenses:
Advisory fee .................................             926               81
Auditing and legal fees ......................              59               35
Transfer agent fees ..........................              48               20
Custodian fees ...............................              41                4
Printing and stationery ......................              28                7
Postage ......................................              24                6
Registration and filing fees .................              17               19
Directors' fees and expenses .................               8                8
Other ........................................              15               11
                                                       -------          -------
      Total expenses before
        custody credits ......................           1,166              191
      Less: custody credits ..................             (20)              (3)
                                                       -------          -------
      Net Expenses ...........................           1,146              188
                                                       -------          -------
Net Investment Income ........................           8,718              384
                                                       -------          -------
Net Realized and Unrealized
  Gain (Loss) on Investments:
    Net Realized Gain (Loss) .................           3,136               (6)
    Change in Unrealized
      Appreciation ...........................          (2,615)              --
                                                       -------          -------
Net Realized Gain (Loss) and
  Change in Unrealized
  Appreciation on
  Investments ................................             521               (6)
                                                       -------          -------
Net Increase in Net Assets from
  Operations .................................         $ 9,239          $   378
                                                       =======          =======


See Notes to Financial Statements.
--------------------------------------------------------------------------------
14

                                            The Value Line Tax Exempt Fund, Inc.


Statement of Changes in Net Assets
for the Years Ended February 28, 1999 and 1998
--------------------------------------------------------------------------------

                                                                                   High-Yield                     Money Market
                                                                                    Portfolio                       Portfolio
                                                                          ----------------------------------------------------------
                                                                              1999            1998            1999            1998
                                                                          ----------------------------------------------------------
                                                                                             (Dollars in thousands)
Operations:
  Net investment income ............................................      $   8,718       $   9,430       $     384       $     494
  Net realized gain (loss) on investments ..........................          3,136           3,346              (6)             (1)
  Change in unrealized appreciation ................................         (2,615)          2,806              --              --
                                                                          ----------------------------------------------------------
  Net increase in net assets from operations .......................          9,239          15,582             378             493
                                                                          ----------------------------------------------------------
Distributions to Shareholders:
  Net investment income ............................................         (8,669)         (9,430)           (384)           (493)
  Net realized gains ...............................................         (4,526)         (1,654)             --              --
                                                                          ----------------------------------------------------------
  Net decrease in net assets from distributions ....................        (13,195)        (11,084)           (384)           (493)
                                                                          ----------------------------------------------------------
Capital Share Transactions:
  Net proceeds from sale of shares .................................         12,460          28,198           8,084           8,000
  Net proceeds from reinvestment of
    distributions to shareholders ..................................          8,910           7,231             384             493
  Cost of shares repurchased .......................................        (23,506)        (45,459)         (9,964)        (11,403)
                                                                          ----------------------------------------------------------
  Net decrease in net assets from capital share transactions .......         (2,136)        (10,030)         (1,496)         (2,910)
                                                                          ----------------------------------------------------------

Total Decrease in Net Assets .......................................         (6,092)         (5,532)         (1,502)         (2,910)

Net Assets:
  Beginning of year ................................................        188,109         193,641          16,758          19,668
                                                                          ----------------------------------------------------------
  End of year ......................................................      $ 182,017       $ 188,109       $  15,256       $  16,758
                                                                          ==========================================================
Undistributed Net Investment Income
  at end of year ...................................................      $      48       $      --       $       1       $       1
                                                                          ==========================================================





See Notes to Financial Statements.
--------------------------------------------------------------------------------
                                                                              15

The Value Line Tax Exempt Fund, Inc.


Notes to Financial Statements
--------------------------------------------------------------------------------

1    Significant Accounting Policies

The Value Line Tax Exempt Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company, comprised of the High-Yield and Money Market Portfolios. The primary investment objective of the High-Yield Portfolio is to provide investors with the maximum income exempt from federal income taxes while avoiding undue risk to principal by investing primarily in investment-grade municipal securities. The primary objective of the Money Market Portfolio is to preserve principal and provide income by investing in high-quality, tax-exempt money market instruments. The ability of the issuers of the securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific state or region. The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

(A) Security Valuation: High-Yield Portfolio -- The investments are valued each business day by an independent pricing service (the "Service") approved by the Board of Directors. Investments for which quoted bid prices in the judgment of the Service are readily available and are representative of the bid side of the market are valued at quotations obtained by the Service from dealers in such securities. Other investments (which constitute a majority of the portfolio securities) are valued by the Service, based on methods that include consideration of yields or prices of municipal securities of comparable quality, coupon, maturity, and type; indications as to values from dealers; and general market conditions. Short-term instruments maturing within 60 days are valued at amortized cost, which approximates value. Other assets and securities for which no quotations are readily available will be valued in good faith at their fair value using methods determined by the Board of Directors.

Money Market Portfolio -- Securities are valued on the basis of amortized cost, which approximates market value and does not take into account unrealized capital gains or losses. This involves valuing an instrument at cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. The valuation of securities based upon their amortized cost is permitted by Rule 2a-7 under the Investment Company Act of 1940. The rule requires that the Portfolio maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase instruments that have remaining maturities of 13 months or less only, and invest only in securities determined by the Board of Directors to be of good quality, with minimal credit risks. The Directors have established procedures designed to achieve these objectives.

(B) Distributions: It is the policy of the Fund to declare dividends daily from net investment income. In the Money Market Portfolio, dividends are automatically reinvested each day in additional shares. Dividends credited to a shareholder's account in the High-Yield Portfolio are distributed monthly. Income earned by the Fund on weekends, holidays, and other days on which the Fund is closed for business is declared as a dividend on the next day on which the Fund is open for business. The Fund expects to distribute any net realized capital gains in either Portfolio at least annually.

The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based


--------------------------------------------------------------------------------
16

                                            The Value Line Tax Exempt Fund, Inc.


                                                               February 28, 1999
--------------------------------------------------------------------------------


on their federal tax-basis treatment. Temporary differences do not require reclassification.

(C) Federal Income Taxes: It is the policy of the Fund to qualify as a regulated investment company, which can distribute tax-exempt dividends, by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to distribute all of its investment income and capital gains to its shareholders. Therefore, no provision for federal income tax or excise tax is required.

(D) Investments: Securities transactions are recorded on a trade-date basis. Realized gains and losses from securities transactions are recorded on the identified-cost basis. Interest income, adjusted for amortization of premium and accretion of original-issue discounts, in accordance with federal income-tax regulations, is earned from settlement date and recognized on the accrual basis. Additionally, the Fund recognizes market discount when the securities are disposed. Securities purchased or sold on when-issued or delayed-delivery basis may be settled a month or more after the trade date.

(E) Expenses: Expenses directly attributable to each Portfolio are charged to that Portfolio's operations; expenses that are applicable to both Portfolios are allocated between them.

2.   Capital Share Transactions

Transactions in capital stock were as follows:

                                                               High-Yield
                                                                Portfolio
                                                         -----------------------
                                                           1999            1998
                                                         -----------------------
                                                              (in thousands)
Shares sold ....................................          1,137           2,576
Shares issued to shareholders in
  reinvestment of distributions ................            815             663
                                                         -----------------------
                                                          1,952           3,239
Shares repurchased .............................         (2,142)         (4,160)
                                                         -----------------------
Net decrease ...................................           (190)           (921)
                                                         =======================

                                                               Money Market
                                                                Portfolio
                                                         -----------------------
                                                           1999            1998
                                                         -----------------------
                                                              (in thousands)
Shares sold ....................................          8,084           8,000
Shares issued to shareholders in
  reinvestment of distributions ................            384             493
                                                         -----------------------
                                                          8,468           8,493
Shares repurchased .............................         (9,964)        (11,403)
                                                         -----------------------
Net decrease ...................................         (1,496)         (2,910)
                                                         =======================

3.   Purchases and Sales of Securities

Purchases and sales of municipal securities were as follows:

                                                                   High-Yield
                                                                    Portfolio
                                                                  -------------
                                                                       1999
                                                                  -------------
                                                                  (in thousands)
PURCHASES:
Long-term obligations ...........................................    $333,042
Short-term obligations ..........................................      58,296
                                                                     --------
                                                                     $391,338
                                                                     ========
MATURITIES OR SALES:
Long-term obligations ...........................................    $339,992
Short-term obligations ..........................................      61,673
                                                                     --------
                                                                     $401,665
                                                                     ========

                                                                   Money Market
                                                                    Portfolio
                                                                  -------------
                                                                       1999
                                                                  -------------
                                                                  (in thousands)
PURCHASES:
Municipal short-term obligations ................................    $ 20,526
                                                                     ========
MATURITIES OR SALES:
Municipal short-term obligations ................................    $ 23,170
                                                                     ========

At February 28, 1999, the aggregate cost of investments for federal income-tax purposes was $177,987,344 for the High-Yield Portfolio and $15,065,794 for the Money Market Portfolio.


--------------------------------------------------------------------------------
                                                                              17

The Value Line Tax Exempt Fund, Inc.


Notes to Financial Statements                                  February 28, 1999
--------------------------------------------------------------------------------


  The aggregate appreciation and depreciation of investments in the High-Yield Portfolio at February 28, 1999, based on a comparison of investment values and their costs for federal income-tax purposes, was $4,723,017 and $274,063, respectively, resulting in a net unrealized appreciation of $4,448,954. There was no unrealized appreciation or depreciation in the Money Market Portfolio.

For federal income-tax purposes the Money Market Portfolio had a capital-loss carryover at February 28, 1999, of $37,266, of which $27,649 will expire in 2000, $998 in 2004, $1,285 in 2005, $2,067 in 2006 and $5,267 in 2007. To the
extent future capital gains are offset by such capital losses, the Portfolio does not anticipate distributing any such gains to its shareholders.

4.   Investment Advisory Contract and Transactions With Affiliates

An advisory fee of $925,639 and $80,660 was paid or payable by the High-Yield Portfolio and the Money Market Portfolio, respectively, to Value Line, Inc. (the "Adviser") for the year ended February 28, 1999. This was computed at the annual rate of .50 of 1% of the average daily net asset values of the portfolios of the Fund for the year. The Adviser provides research, investment programs, and supervision of the investment portfolio and pays costs of administrative services, office space, equipment, and compensation of administrative, bookkeeping, and clerical personnel necessary for managing the affairs of the Fund. The Adviser also provides persons, satisfactory to the Fund's Board of Directors, to act as officers of the Fund and pays their salaries and wages. The Fund bears all other costs and expenses of its organization and operation.

Certain officers and directors of the Adviser and its subsidiary, Value Line Securities, Inc. (the Fund's distributor and a registered broker/dealer), are also officers and a Director of the Fund.

At February 28, 1999, the Adviser and/or affiliated companies owned 120,333 shares of the High-Yield Portfolio common shares, representing .71% of the outstanding shares. In addition, certain officers and directors of the Fund owned 168,105 shares of the High-Yield Portfolio, representing 1.00% of the outstanding shares and 2,575 shares of the Money Market Portfolio, representing
 .02% of the outstanding shares.



--------------------------------------------------------------------------------
18

                                            The Value Line Tax Exempt Fund, Inc.


Financial Highlights
--------------------------------------------------------------------------------

Selected data for a share of capital stock outstanding throughout each year:


                                                                                 High-Yield Portfolio
                                                                          Years Ended on Last Day of February,
                                                 -----------------------------------------------------------------------------------
                                                    1999               1998               1997               1996            1995
                                                 ----------         ----------         ----------         ----------      ----------
Net asset value, beginning of year ........      $  11.04           $  10.78           $  10.82           $  10.40        $  10.97
                                                 ---------------------------------------------------------------------------------
  Income (loss) from investment operations:
    Net investment income .................           .52                .54                .55                .55             .57
    Net gains or losses on securities
      (both realized and unrealized) ......           .03                .36               (.04)               .42            (.53)
                                                 ---------------------------------------------------------------------------------
      Total from investment operations ....           .55                .90                .51                .97             .04
                                                 ---------------------------------------------------------------------------------
  Less distributions:
    Dividends from net investment income ..          (.52)              (.54)              (.55)              (.55)           (.57)
    Distributions from capital gains ......          (.27)              (.10)                --                 --            (.04)
                                                 ---------------------------------------------------------------------------------
      Total distributions .................          (.79)              (.64)              (.55)              (.55)           (.61)
                                                 ---------------------------------------------------------------------------------
Net asset value, end of year ..............      $  10.80           $  11.04           $  10.78           $  10.82        $  10.40
                                                 =================================================================================
Total return ..............................          4.88%              8.56%              4.86%              9.55%            .64%
                                                 =================================================================================
Ratios/Supplemental Data:
Net assets, end of year (in thousands) ....      $182,017           $188,109           $193,641           $222,760        $241,467
Ratio of expenses to average net assets ...           .63%(2)            .63%(1)            .60%(1)            .62%            .61%
Ratio of net investment income
  to average net assets ...................          4.71%              4.98%              5.13%              5.22%           5.54%
Portfolio turnover rate ...................           192%               119%                73%                95%             60%

(1)  Before offset of custody credits.

(2) Ratio reflects expenses grossed up for custody credit arrangement. The ratio of expenses net of custody credits would have been .62%.







See Notes to Financial Statements.
--------------------------------------------------------------------------------
                                                                              19

The Value Line Tax Exempt Fund, Inc.


Financial Highlights
--------------------------------------------------------------------------------

Selected data for a share of capital stock outstanding throughout each year:


                                                                                Money Market Portfolio
                                                                        Years Ended on Last Day of February,
                                                 -----------------------------------------------------------------------------
                                                   1999              1998              1997              1996           1995
                                                 --------          --------          --------          --------       --------
Net asset value, beginning of year ........      $  1.00           $  1.00           $  1.00           $  1.00        $  1.00
                                                 ----------------------------------------------------------------------------
  Income from investment operations:
    Net investment income .................          .02               .03               .03               .03            .02
                                                 ----------------------------------------------------------------------------
  Less distributions:
    Dividends from net investment income ..         (.02)             (.03)             (.03)             (.03)          (.02)
                                                 ----------------------------------------------------------------------------
Net asset value, end of year ..............      $  1.00           $  1.00           $  1.00           $  1.00        $  1.00
                                                 ============================================================================
Total return ..............................         2.39%             2.65%             2.56%             2.92%          2.22%
                                                 ============================================================================

Ratios/Supplemental Data:
Net assets, end of year (in thousands) ....      $15,256           $16,758           $19,668           $21,777        $25,681
Ratio of expenses to average net assets ...         1.18%(2)          1.03%(1)          1.00%(1)          1.01%           .89%
Ratio of net investment income
  to average net assets ...................         2.38%             2.63%             2.54%             2.89%          2.17%

(1) Before offset of custody credits.

(2) Ratio reflects expenses grossed up for custody credit arrangement.The ratio of expenses net of custody credits would have been 1.16%.









See Notes to Financial Statements.
--------------------------------------------------------------------------------
20

                                            The Value Line Tax Exempt Fund, Inc.


Report of Independent Accountants
--------------------------------------------------------------------------------

To the Shareholders and Board of Directors of The Value Line Tax Exempt Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the High-Yield Portfolio and the Money Market Portfolio (constituting The Value Line Tax Exempt Fund, Inc. hereafter referred to as the "Fund") at February 28, 1999, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York

April 23, 1999


--------------------------------------------------------------------------------

                          Other Information (unaudited)

Year 2000. Like other mutual funds, the Fund could be adversely affected if the computer systems used by the Adviser and other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Adviser is taking steps that it believes are reasonably designed to address the Year 2000 Problem with respect to the computer systems that it uses and to obtain satisfactory assurances that comparable steps are being taken by the Fund's other major service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Fund.

The Year 2000 Problem is expected to impact corporations, which may include issuers of portfolio securities held by the Fund, to varying degrees based upon various factors, including, but not limited to, the corporation's industry sector and degree of technological sophistication. The Fund is unable to predict what impact, if any, the Year 2000 Problem will have on issuers of the portfolio securities held by the Fund.


--------------------------------------------------------------------------------
                       FEDERAL TAX NOTICE (unaudited)

     During the year ended February 28, 1999, the Fund paid to shareholders of the  High-Yield  Portfolio  $0.515 and the Money  Market  Portfolio
     $0.024  per  share,   respectively,   from  net   investment   income.
     Substantially  all of the Fund's dividends from net investment  income were exempt-interest dividends, excludable from gross income for regular Federal income-tax purposes. During the year ended February
     28, 1999, the Fund paid to shareholders of the High-Yield Portfolio $0.160 per share of Long Term Capital Gains and $0.112 of Short Term Capital Gains.
--------------------------------------------------------------------------------




--------------------------------------------------------------------------------
                                                                              21

                         The Value Line Family of Funds

1950--The Value Line Fund seeks long-term growth of capital. Current income is a secondary objective.

1952--The Value Line Income Fund's primary investment objective is income, as high and dependable as is consistent with reasonable risk. Capital growth to increase total return is a secondary objective.

1956--The Value Line Special Situations Fund seeks long-term growth of capital. No consideration is given to current income in the choice of investments.

1972--Value Line Leveraged Growth Investors' sole investment objective is to realize capital growth.

1979--The Value Line Cash Fund, a money market fund, seeks to secure as high a level of current income as is consistent with maintaining liquidity and preserving capital.

1981--Value Line U.S. Government Securities Fund seeks maximum income without undue risk to capital. Under normal conditions, at least 80% of the value of its net assets will be invested in securities issued or guaranteed by the U.S. Government and its agencies and instrumentalities.

1983--Value Line Centurion Fund* seeks long-term growth of capital.

1984--The Value Line Tax Exempt Fund seeks to provide investors with the maximum income exempt from federal income taxes while avoiding undue risk to principal. The Fund offers investors a choice of two portfolios: The Money Market Portfolio and The High-Yield Portfolio.

1985--Value Line Convertible Fund seeks high current income together with capital appreciation primarily from convertible securities ranked 1 or 2 for year-ahead performance by the Value Line Convertible Ranking System.

1986--Value Line Aggressive Income Trust seeks to maximize current income. Capital appreciation is a secondary objective.

1987--Value Line New York Tax Exempt Trust seeks to provide New York taxpayers with the maximum income exempt from New York State, New York City and federal income taxes while avoiding undue risk to principal.

1987--Value Line Strategic Asset Management Trust* seeks to achive a high total investment return consistent with reasonable risk.

1993--Value Line Small-Cap Growth Fund invests primarily in common stocks or securities convertible into common stock, with its primary objective being long-term growth of capital.

1993--Value Line Asset Allocation Fund seeks high total investment return, consistent with reasonable risk. The Fund invests in stocks, bonds and money market instruments utilizing quantitative modeling to determine the correct asset mix.

1995--Value Line U.S. Multinational Company Fund's investment objective is maximum total return. It invests primarily in securities of U.S. companies that have significant sales from international operations.







* Only available through the purchase of Guardian Investor, a tax deferred variable annuity, or ValuePlus, a variable life insurance policy.


For more complete information about any of the Value Line Funds, including charges and expenses, send for a prospectus from Value Line Securities, Inc., 220 East 42nd Street, New York, New York 10017-5891 or call 1-800-223-0818, 24 hours a day, 7 days a week, or visit us at www.valueline.com. Read the prospectus carefully before you invest or send money.

--------------------------------------------------------------------------------

INVESTMENT ADVISER    Value Line, Inc.
                      220 East 42nd Street
                      New York, NY 10017-5891

DISTRIBUTOR           Value Line Securities, Inc.
                      220 East 42nd Street
                      New York, NY 10017-5891

CUSTODIAN BANK        State Street Bank and Trust Co.
                      225 Franklin Street
                      Boston, MA 02110

SHAREHOLDER           State Street Bank and Trust Co.
SERVICING AGENT       c/o NFDS
                      P.O. Box 419729
                      Kansas City, MO 64141-6729

INDEPENDENT           PricewaterhouseCoopers LLP
ACCOUNTANTS           1177 Avenue of the Americas
                      New York, NY 10036-2798

LEGAL COUNSEL         Peter D. Lowenstein, Esq.
                      Two Greenwich Plaza, Suite 100
                      Greenwich, CT 06830

BOARD OF Directors    Jean Bernhard Buttner
                      John W. Chandler
                      Leo R. Futia
                      David H. Porter
                      Paul Craig Roberts
                      Nancy-Beth Sheerr

OFFICERS              Jean Bernhard Buttner
                      Chairman and President
                      Charles Heebner
                      Vice President
                      Raymond S. Cowen
                      Vice President
                      David T. Henigson
                      Vice President and
                      Secretary/Treasurer
                      Jack M. Houston
                      Assistant Secretary/Treasurer
                      Stephen La Rosa
                      Assistant Secretary/Treasurer

An investment in The Value Line Tax Exempt Fund, Inc. Money Market Portfolio is not guaranteed or insured by the U.S. government, and there is no assurance that this portfolio will maintain its $1.00 per-share net asset value.

This report is issued for information of shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective prospectus of the Fund (obtainable from the Distributor).


                                                                          505995